UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 10, 2009

Date of earliest event reported: September 9, 2009

Warner Chilcott Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 19 Ardee Business Park

Hale Street

Ardee, Co. Louth, Ireland

(Address of principal executive offices, including zip code)

+353 41 685 6983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

As previously announced, on August 24, 2009, Warner Chilcott plc (“Warner Chilcott”) and The Procter & Gamble Company (“P&G”) entered into a definitive purchase agreement pursuant to which Warner Chilcott will acquire the worldwide prescription pharmaceutical business of P&G (the “Pharmaceuticals Business”) for $3.1 billion in cash, subject to possible adjustment as described in Form 8-K filed on August 24, 2009.

In connection with the anticipated acquisition of the Pharmaceuticals Business, Warner Chilcott intends to provide certain information to potential lenders relating to a proposed syndication of $2.75 billion in new senior secured indebtedness and $1.4 billion in new senior unsecured bridge indebtedness. The information provided to potential lenders will include the following table of anticipated sources and uses of funds in connection with the acquisition of the Pharmaceuticals Business:

Sources and uses ($mm) estimated as of June 30, 2009

Sources		Uses
Revolving Credit Facility[1]	$102.6	Purchase Price	$3,100.0
Term Loans A/B2	$2,150.0	Refinance Existing Term Loan	479.8
Senior Notes / Bridge Facility	1,400.0	Rollover Existing Subordinated Notes	380.0
Rollover Existing Subordinated Notes	380.0	Estimated Fees and Expenses[3]	211.0
Available Cash on Hand	138.2

Total sources	$4,170.8	Total uses	$4,170.8

[1]

Assumes $102.6 million of the purchase price is funded with borrowings under the revolving credit facility. Note that the above table does not reflect cash generated subsequent to June 30, 2009 by Warner Chilcott, which should reduce Warner Chilcott’s borrowing needs. Warner Chilcott does not currently expect to draw upon the committed revolving credit facility to fund the purchase price.

[2]

Assumes the Sanofi Put (as referred to below) is not exercised and that the Delayed Draw Term Loan is not fully drawn. If the Sanofi Put is exercised, Warner Chilcott may borrow up to $350 million under the Delayed Draw Term Loan. If the Sanofi Put is not exercised, the Delayed Draw Term Loan commitment will expire, reducing the Term Loan A and Term Loan B commitment to $2.15 billion in aggregate. P&G and Sanofi-Aventis U.S. LLC (“Sanofi”) are currently parties to a global marketing agreement for the sale of risedronate products (including Actonel®). Pursuant to the marketing agreement, the closing of the acquisition of the Pharmaceuticals Business by Warner Chilcott will constitute a change of control, which will give Sanofi the right to exercise an option to put its interest in the marketing agreement to P&G at a fair market value to be determined by independent third party firms (the “Sanofi Put”). Pursuant to the collaboration agreement to be entered into at closing between Warner Chilcott and P&G, to the extent the fair market value of the Sanofi Put does not exceed a specified threshold, Warner Chilcott will fund the Sanofi Put. To the extent the Sanofi Put exceeds the specified threshold, Warner Chilcott has the right to require P&G to fund any amount in excess of the threshold in exchange for a proportionate share of the incremental operating profits that would otherwise accrue to Warner Chilcott through December 31, 2014 (which is the expiration date of the Sanofi marketing agreement if the Sanofi Put is not exercised). Warner Chilcott has the right to repay P&G (with no interest) within six months of the Sanofi Put closing date, in which case P&G will not receive any profit share payments. In the event that the Sanofi Put is exercised, the effect on Warner Chilcott’s leverage profile is not expected to be material.

[3]	Estimated Fees and Expenses include OID for Term Loans and exclude legal and third-party consultant fees.

Furthermore, pursuant to the purchase agreement, P&G is obligated to deliver audited financial statements (including an audited balance sheet) to Warner Chilcott subsequent to signing, and it is a condition to closing that the audited financial statements (including an audited balance sheet) not be at variance with the unaudited draft financial statements or the unaudited draft balance sheet previously provided in a manner that is material to the value of the Pharmaceuticals Business in a manner that is adverse or that would reasonably be expected to materially delay, impair or increase the costs of the financing. If Warner Chilcott determines that this condition cannot be satisfied, it may terminate the agreement no later than 5:00 p.m., New York time, on September 13, 2009. Warner Chilcott has not finished its evaluation of such audited financial statements However, Warner Chilcott intends to provide such financial statements to potential lenders and is accordingly furnishing them herewith as Exhibit 99.1. Readers should note that the Pharmaceutical Business’ results for the years ended June 30, 2007, 2008 and 2009 include revenues of $64.3 million, $57.4 million and $13.2 million, and operating income of $22.3 million, $19.1 million and $7.1 million relating to divested products and product rights. These amounts are in addition to the revenue and operating income relating to the divestiture of rights to market Actonel in Japan to Ajinomoto, the amounts of which are disclosed in the audited financial statements.

The information furnished pursuant to this Item 7.02 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished and shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by Warner Chilcott under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

On September 9, 2009, Warner Chilcott issued a press release announcing that one of its subsidiaries has filed two lawsuits against Lupin Limited and its wholly owned subsidiary Lupin Pharmaceuticals, Inc. in the District Court for the District of Delaware for infringement of Warner Chilcott’s U.S. Patent Nos. 5,552,394 and 6,667,050, which cover oral contraceptives Loestrin 24 Fe and Femcon Fe, respectively. A copy of Warner Chilcott’s press release is filed as Exhibit 99.2 hereto and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	P&G Pharmaceuticals Combined Financial Statements
99.2	Press Release issued September 9, 2009 by Warner Chilcott plc

Caution Concerning Forward-Looking Statements

This document contains forward-looking statements, including statements concerning our operations, our economic performance and financial condition, and our business plans and growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.

The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness; competitive factors in the industry in which we operate (including the approval and introduction of generic or branded products that compete with our products); our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third party manufacturers upon whom we may rely for some of our products or our own manufacturing facilities; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; adverse outcomes in our outstanding litigation or an increase in the number of litigation matters to which we are subject; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; our ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of our existing products; changes in tax laws or interpretations that could increase our consolidated tax liabilities; the other risks identified in our Annual Report on Form 10-K for the year ended December 31, 2008, as amended; and other risks detailed from time-to-time in our public filings, financial statements and other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ Paul Herendeen
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: September 10, 2009

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